Exhibit 99.1

Bank of America Merrill Lynch 2016 Health Care Conference Chip Baird, Chief Financial Officer May 11, 2016

Safe Harbor This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, financing plans, and the projected cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this presentation may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities, and in particular the potential goals, progress, timing, and results of preclinical studies and clinical trials and the expected timing of the EMA’s final decision with respect to regulatory approval of migalastat in the European Union, actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities, including the EMA, may not grant or may delay approval for our product candidates; the potential that we may not be successful in commercializing our product candidates if and when approved; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; and the potential that we will need additional funding to complete all of our studies. Further, the results of earlier preclinical studies and/or clinical trials may not be predictive of future results. With respect to statements regarding projections of the Company's cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2015. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. 2 Introduction

Amicus Vision Introduction 3 Amicus Therapeutics is a global biotechnology company at the forefront of developing advanced therapies to treat a range of devastating rare and orphan diseases Potential First-in-Class / Best-in-Class Meaningful Benefits for Patients Rare & Devastating Diseases

Key Drivers of Value Introduction 4 3 Novel Product Candidates Each with $500M to $1B+ Market Potential Migalastat Personalized Medicine (Small Molecule) Positive CHMP Opinion (April 1, 2016) EC Adoption and EU Launch* FDA meeting expected mid-year 2016 Phase 3 Novel Topical Treatment (SD-101) U.S. Breakthrough Therapy Designation Rolling NDA Phase 3 Data Expected in 2H16 Novel ERT + Chaperone Treatment Paradigm Biologics Manufacturing Clinical Study Initiated with Interim Data Anticipated in 2016 R&D Engine and Continued Business Development Activity Pompe Epidermolysis Bullosa (EB) Fabry *Pending Approval

Migalastat Personalized Medicine for Fabry Disease

Positive CHMP Opinion Recommending Broad Label for Migalastat Migalastat: Potential Personalized Medicine for Fabry Disease 6 Migalastat Indicated for Long-Term Treatment of Adults and Adolescents Aged > 16 years with a Confirmed Diagnosis of Fabry Disease and Who have an Amenable Mutation The evaluation of EMA’s Committee for Medicinal Products for Human Use (CHMP) was based on the results of two phase III clinical trials in about 110 patients with Fabry disease who had a genetic mutation which responds to migalastat. Galafold demonstrated its efficacy compared to placebo (a dummy treatment) and to ERT in a long-term comparative study. - EMA Press Release

Migalastat: Potential Personalized Medicine for Fabry Disease 7

Fabry Disease Overview

Fabry Disease is a Fatal Genetic Disorder that Affects Multiple Organ Systems

Leading Causes of Death

- TRANSIENT ISCHEMIC ATTACK (TIA) & STROKE[1]
- HEART DISEASE[2]
- KIDNEY DISEASE[3]



Life-Limiting Symptoms

- GASTROINTESTINAL[3]

Key Facts

- Deficiency of α-Gal A enzyme leading to GL-3 accumulation
- >800 known mutations
- 5-10K diagnosed WW (51% female/49% male[4])
- Newborn screening studies suggest prevalence of ~1:1000 to ~1:4000

1. Desnick R, *et al.* **Ann Intern Med. 2003** 2. Yousef Z, *et al.* **Eur Heart J. 2013** 3. Germain D. **Orphanet J Rare Dis. 2010** 4. Fabry Registry 2011

Amicus Therapeutics

Summary of Clinical Data Migalastat: Potential Personalized Medicine for Fabry Disease 8 Favorable Efficacy and Safety Data in Two Largest Phase 3 Studies Ever Completed in Fabry Disease 1: Improvement versus placebo over 6 months in amenable patients 2: Improvement from baseline over 18+ months 3: Comparable to ERT over 18 months 4: Stabilization from baseline over 18 months with favorable comparison to natural history in literature Reduction in Cardiac Mass Left Ventricular Mass Index (LVMI) (Study 0112 and 012)* Improvement in GI Symptoms Gastrointestinal Symptoms Rating Scale (GSRS) (Study 0111)* Reduction in Disease Substrate IC GL-3 (Study 0111)* Plasma Lyso Gb-3 (Study 0112,1 and 0123)* Low Rate of Fabry-Associated Clinical Events Renal, Cardiac and Cerebro-Vascular Events (Study 0123) Stability of Kidney Function Estimated Glomerular Filtration Rate (eGFR) and Measured GFR (Study 0114 and Study 0124,3) *Analyses in this endpoint achieved statistical significance. For more complete clinical data go to amicusrx.com/posters.aspx

Launch Preparation Activities 9 Migalastat: Potential Personalized Medicine for Fabry Disease Experienced commercial leadership team with established international operations International distribution system Medical education and patient advocacy ongoing on behalf of Fabry patients Global value dossier complete and local submissions initiated Amicus is Prepared for 2016 Launch Patient and physician mapping

Fabry Market Today Migalastat: Potential Personalized Medicine for Fabry Disease 10 Amicus is Prioritizing EU, Japan, US and Other Large Fabry Markets for Initial Launch $1.2B in FY15 ERT Sales1 1. Company filings and Amicus estimates 5k-10k Diagnosed WW (40-50% of Diagnosed Patients Not on ERT Today) Market Continues to Grow > 10% / Year U.S. 27% EU 34% ROW 26% 40-50% of Diagnosed Patients Not on ERT Today Market Continues to Grow > 10% / Year ERT Infused Once Every 2 Weeks First new product in > 10 years First oral therapy First targeted therapy for amenable patients (30%-50% of population) Japan 13%

Global Regulatory Strategy Migalastat: Potential Personalized Medicine for Fabry Disease 11 FDA Meeting Anticipated in mid-2016 Positive CHMP Opinion (April 1, 2016) Expanded Access Program (EAP) Underway in International Territories EU Approval Lays the Foundation to Address ~70% of Global Fabry Market Regulatory Submission Process Initiated in Other Key Geographies

SD-101 for Epidermolysis Bullosa (EB) Poised to deliver pivotal data for a devastating rare disease in 2016

EB Disease Overview SD-101 for EB 13 Rare, Devastating, Connective Tissue Disorder with No Approved Treatments Multiple genes cause disease which results in fragility of skin and can affect internal organs Diagnosed from infancy to adulthood Severe blistering, open wounds, and scarring in response to minor friction to the skin Disfiguring, excruciatingly painful, and can be fatal Given the lack of approved treatment options, any reduction in disease symptoms would be considered meaningful 30,000 – 40,000 diagnosed patients in major global regions

SD-101 for EB 14

Three Major EB Types Represent ~99% of EB Population

Multiple Types...Single Devastating and Fatal Genetic Disorder

Simplex	Dystrophic	Junctional
		
~75% of EB Population	~20% of EB Population	~5% of EB Population

INCREASING SEVERITY

No Approved Therapies Today

SD-101 in Development for All 3 Major Types

30,000 - 40,000 Diagnosed in Major Markets

Amicus Therapeutics

Phase 2b Design (Study 003) SD-101 for EB 15 Placebo (n=17) SD-101 6% (n=15) Open-Label SD-101 6% 3-Month, Double-Blind Treatment Period1 Primary Efficacy Endpoint: Target Wound Healing at Month 1 Baseline wound: Chronic (> 21 days), size 5-50 cm2 SD-101 3% (n=16) Secondary Efficacy Endpoints Include: Time to target wound closure Change in Body Surface Area (BSA) of lesional skin 42/44 Patients entered extension study $400K FDA Grant for Extension Study 48 EB patients (age > 6 months)1 - 1:1:1 Randomization - Daily Topical Application 1. Assessments: 0, 14, 30, 60, 90 Days. 2. Initial Disease Severity: Mean target lesion size (cm2) 14.0 (range 5-39); mean lesional BSA: 19.4% (range 0.4-48%); mean wound age (days): 182 (range 21-1,639). EB types enrolled: Simplex (n=11), Dystrophic (n=29), and Junctional (n=8) Optional Extension (SD-004)

Phase 2b Results SD-101 for EB 16 SD-101 6% Demonstrated Higher Proportion of Complete Target Wound Closure *SD-101 6% vs placebo, unadjusted p=0.04 ITT Population (n=48) Evaluable Population1 (n=45) (p=0.04)* Proportion of Complete Target Wound Closure (%) Proportion of Complete Target Wound Closure (%) 1. Excluded from Evaluable population: 1 patient (due to lost to follow-up), 2 patients (did not have single identified and qualified target lesion). 1 additional patient lost to follow up after Month 1 visit and is excluded from target wound assessment at later time points N=17 N=15 N=16 N=17 N=15 N=16 N=17 N=12 N=16 N=17 N=11 N=16 Placebo SD-101 3% SD-101 6% 41% 41% 38% 44% 67% 82% Month 1 Month 2 (Pre-specified Primary Endpoint) (Phase 3 Primary Endpoint) 41% 41% 38% 44% 53% 60% Month 1 Month 2 (Pre-specified Primary Endpoint) (Phase 3 Primary Endpoint)

Phase 3 Design (SD-005) SD-101 for EB 17 Phase 3 Initiated in 2Q15 and >50% Enrolled Top-Line Data Expected 2H16 ~150 EB patients (age > 1 month) Placebo SD-101 6% Primary Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 100% Participation in Extension Study (May 3, 2016) Primary Endpoint: Target Wound Healing at Month 2 US and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Primary Endpoint: Target Wound Healing at Month 2 U.S. and EU regulatory authorities agreed on primary endpoint Baseline wound: Chronic (> 21 days), size >10 cm2 Secondary Endpoints Include Time to target wound closure Change in Body Surface Area (BSA) of lesions and blisters 3-Month, Double-Blind Treatment Period1 Open-Label SD-101 6% Optional Extension (SD-006) 1. Assessments: 0, 14, 30, 60, 90 Days. 1:1 randomization, daily topical application

SD-101 for EB 18

Phase 3 Design (SD-005)

Study Design Incorporates Key Learnings from Phase 2b Study

3-Month, Double-Blind Treatment Period

SD-101 6%

Optimal concentration

~150 EB patients (age ≥ 1 month)

Sample Size
($p \leq 0.05$ if treatment difference ~17% or greater)

Placebo

Optional Extension (SD-006)

Open-Label SD-101 6%

100% Participation in Extension Study (May 3, 2016)

Primary Endpoint: Target Wound Healing at Month 2
- U.S. and EU regulatory authorities agreed on primary endpoint
- Baseline wound: Chronic (≥ 21 days), size ≥10 cm^2

Secondary Endpoints Include
- Time to target wound closure
- Change in Body Surface Area (BSA) of lesions and blisters

Increases Ability to Distinguish SD-101 vs. Placebo[1]

1. Complete target wound closure in patients with target wounds ≥ 10 cm^2 at Month 2 in Phase 2b: SD-101 6% - 50% (n= 4) vs. Placebo - 12.5% (n=8)

Amicus Therapeutics

Global Regulatory Strategy SD-101 for EB 19 Positive FDA and EMA Feedback on Phase 3 Study Design U.S. Breakthrough Therapy designation (BTD) based on Phase 2 POC U.S. orphan drug designation Rolling NDA initiated 4Q15 EU orphan drug designation Approved Paediatric Investigation Plan (PIP) Defined regulatory pathway ROW regulatory strategy based on EMA and FDA submissions

$1B+ Commercial Potential SD-101 for EB 20 KOL Feedback Supports Profound Unmet Medical Need and Broad Usage in All EB Types Diagnosed EB Patients by Geography Significant Unmet Medical Need Significant Unmet Clinical Need No approved treatments, opportunity for first-in-class Promising proof of concept in all EB types Strong Support Among Surveyed Stakeholders Physicians indicate usage in 100% patients Payers indicate support for broad reimbursement if approved Large Commercial Opportunity 30,000 – 40,000 diagnosed patients in major markets KOLs expect diagnosis rates to increase (U.S., EU3, Japan) U.S. 52% EU3 35% Japan 13%

ATB200 Novel ERT for Pompe Disease A Proprietary, Clinical-Stage Biologics Program

Pompe Disease Overview Novel ERT for Pompe Disease – ATB200 + Chaperone 22 Severe, Fatal, Genetic Disorder with Significant Unmet Medical Need Deficiency of GAA leading to glycogen accumulation Age of onset ranges from infancy to adulthood Symptoms include muscle weakness, respiratory failure, and cardiomyopathy Respiratory and cardiac failure are leading causes of morbidity and mortality 5,000 – 10,000 patients diagnosed WW1 ~$800M+ Global Pompe ERT sales in FY152 1. National Institute of Neurological Disorders and Stroke (NIH). 2. Sanofi Press Release & 10-K

Novel ERT for Pompe Disease – ATB200 + Chaperone

23

Pompe ERT - 3 Challenges

Amicus Technology Platforms with Potential to Address Challenges with Existing Pompe ERT

Activity/ Stability
- Rapid denaturation of ERT in pH of blood[1]
- Protein Aggregation

CHART
CHAPERONE-ADVANCED REPLACEMENT THERAPY

Tolerability / Immunogenicity
- Infusion-associated reactions in >50% of late-onset patients[3]
- Antibody titers shown to affect treatment outcomes[4,5]

CHART
CHAPERONE-ADVANCED REPLACEMENT THERAPY

Uptake/ Targeting
- Low M6P receptor uptake into skeletal muscle[2]
- Vast majority of rhGAA not delivered to lysosomes[2]



Uniquely Engineered rhGAA Optimized M6P & Carbohydrates

1Khanna et al., PLoS ONE, 2012; 2Zhu et al., Amer. Soc. Gene Therapy, 2009 June; 3Banati et al., Muscle Nerve, 2011 Dec.; 4Banugaria et al., Gen. Med., 2011 Aug.; 5de Vries et al., Mol Genet Metab., 2010 Dec.

Amicus Therapeutics

Novel ERT for Pompe Disease – ATB200 + Chaperone

24

Preclinical Proof of Concept

ATB200 + Chaperone Results in Improved Substrate Clearance in Preclinical Models[1]

PAS-glycogen staining in Quadriceps

PAS (20x)



Untreated | Alglucosidase Alfa | ATB200+ AT2221 | Wild-Type

LAMP1 Immunohistochemical staining in Soleus

LAMP1 (40x)



Untreated | Alglucosidase Alfa | ATB200+AT2221 | Wild-Type

1. Following 2 doses of 20mg/kg alglucosidase alfa or ATB200 + AT2221 in Gaa KO mice, skeletal muscles evaluated for glycogen clearance and proliferated lysosomes. Treatment with alglucosidase alfa modestly reduced glycogen or proliferated lysosomes while ATB200, co-administered with AT2221 significantly decreased the muscle pathology associated with Pompe disease.

Amicus Therapeutics

Novel ERT for Pompe Disease – ATB200 + Chaperone
25

Clinical Study in Pompe Patients

Patient Dosing Underway and Enrollment Ongoing at Multiple Sites

Stage 1 (Single Ascending Dose)

Single Dose ATB200 Every Other Week

ATB200 5 mg/kg (Week 2) → ATB200 10 mg/kg (Week 4) → ATB200 20 mg/kg (Week 6)

Stage 2 (Multiple Ascending Dose)

Fixed Dose ATB200 + Chaperone (AT2221) Every Other Week

ATB200 20mg/kg + AT2221 (Low Dose) (Weeks 8, 10, 12) → ATB200 20mg/kg + AT2221 (High Dose) (Weeks 14, 16, 18)

Long-Term Open-Label Extension

Fixed Dose ATB200 + Chaperone (AT2221) Every Other Week

Assessments:

- Plasma PK (Enzyme Activity & Total protein)
- Safety/Tolerability
- Antibodies
- Infusion-Associated Reactions
- Pharmacodynamics
- Efficacy (Long-Term Extension)

Amicus Therapeutics

Financial Summary Strong Balance Sheet to Invest in Rare Disease Pipeline

Strong Balance Sheet Financial Summary 27 Financial Position March 31, 2016 Current Cash: $165.9M Current Debt $50.0M FY16 Net Cash Spend Guidance: $135-$155M Cash Runway Mid-2017 Total Net Proceeds from ATM as of April 29 $16.2M Capitalization Shares Outstanding 125,221,637 Cash Position Provides Runway Under Current Operating Plan into mid-2017 Strong Balance Sheet Provides Cash Runway into Mid-2017

Amicus 2016 – Continuing the Momentum 28 Introduction CHMP opinion for migalastat for Fabry FDA regulatory clarity for migalastat EB Phase 3 data Pompe clinical data 2016 Anticipated Milestones Chaperone Technology for LSDs Small molecules U.S. rights to migalastat Callidus acquisition Biologics Global rights to migalastat Positive Phase 3 data for migalastat Biologics scale-up International HQ MAA Submission Scioderm acquisition Pompe ERT in clinic Significant Milestones in 2016 2012 2013 2014 2015

Thank You ©AMICUS THERAPEUTICS. CRANBURY, NJ. May 2016